FS Investment Corporation III
Fact Sheet

AS OF MARCH 6, 2014 (unless otherwise noted)

FSIC III

FS INVESTMENT CORPORATION III (FSIC III) is a business development company (BDC) that invests primarily in floating rate, senior secured loans of private U.S. middle-market companies. A BDC allows individual investors, at low investment minimums, to invest in the same types of private companies as do large institutions, endowments and pension funds. FSIC III is designed for investors looking for current income and a hedge against rising interest rates and inflation. FSIC III opened to new investors in March 2014.

PORTFOLIO INVESTMENT OBJECTIVES

Generate current income and, to a lesser extent, long-term capital appreciation.

INVESTMENT STRATEGY

FSIC III invests primarily in floating rate, senior secured loans of private U.S. middle-market companies. FSIC III has a flexible investment platform, diversifying its holdings across multiple industries and geographic locations. FSIC III seeks to meet its investment objectives by:

- Identifying proprietary investment opportunities through the direct lending platform of GSO / Blackstone.
- Focusing primarily on debt investments in private U.S. companies with annual revenue of approximately $50 million to $2.5 billion.
- Investing primarily in established, stable enterprises with positive cash flows.
- Employing a defensive investment approach focused on long-term credit performance and principal protection.

1 The public offering price of FSIC III's common stock is subject to a sales load of up to 10% and offering expenses of up to 1.5%. Estimated annual fund expenses as a percentage of the average net assets attributable to shares are 6.20%. Expenses and fees are described more fully in the prospectus. Annual expense ratio calculated as set forth in the prospectus and based on public offering price in effect on such date. Please consult the prospectus and read it carefully.

2 Current annualized distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the current regular weekly cash distribution per share without compounding), divided by the current public offering price per share. The current annualized distribution rate shown may be rounded. To date, this rate has not included any distributions paid from offering proceeds or borrowings, although a portion of FSIC III's distributions to stockholders may be deemed to constitute a return of capital for tax purposes due to the character of the amounts received by FSIC III from its portfolio companies.

3 Not including home, furnishings, and personal automobiles.

4 The payment of future distributions on the FSIC III's common stock is subject to the discretion of FSIC III's board of directors and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions.

5 FSIC III intends to repurchase a limited number of shares pursuant to quarterly tender offers. FSIC III may amend, suspend or terminate its share repurchase program at any time. See FSIC III's prospectus for more information. In addition, any such repurchases will be at a 10% discount to the current offering price on the date of repurchase.

Key facts

INCEPTION DATE
March 6, 2014

OFFERING PRICE[1]
$10.00

ANNUALIZED DISTRIBUTION RATE[2]
(AS OF 3/6/2014)
To be determined by the Company's board of trustees

REGISTERED SHARES
400 million

MINIMUM INITIAL INVESTMENT
$5,000

SUITABILITY REQUIREMENTS[3]
Net worth of at least $70,000 and annual gross income of at least $70,000, or net worth of at least $250,000

DISTRIBUTION FREQUENCY[4]
Monthly

DISTRIBUTION REINVESTMENT PRICE
95% of the public offering price

LIQUIDITY[5]
Quarterly tender offers

TAX REPORTING
Form 1099

Investment managers

ADVISER
FSIC III Advisor, LLC, an affiliate of Franklin Square Capital Partners

SUB-ADVISER
GSO / Blackstone
Debt Funds Management LLC

FS Investment Corporation III **Fact Sheet**

As of March 6, 2014

RISK FACTORS

An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in the "Risk Factors" section of our prospectus before deciding to invest in shares of our common stock. The following are some of the risks an investment in our common stock involves:

- Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, if at all, it is unlikely that you will be able to sell your shares. While we intend to conduct quarterly tender offers for our shares, only a limited number of shares will be eligible for repurchase and we may amend, suspend or terminate the share repurchase program at any time. In addition, any such repurchases will be at a 10% discount to the current offering price on the date of repurchase.
- An investment in our shares is not suitable for you if you might need access to the money you invest in the foreseeable future.
- You may not have access to the money you invest for an indefinite period of time.
- We intend to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as "junk," have predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. They may also be difficult to value and illiquid.
- Our distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.
- An investment strategy focused primarily on privately held middle-market companies presents certain challenges, including the lack of available information about these companies.
- Investing in middle-market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.
- A lack of liquidity in certain of our investments may adversely affect our business.
- We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.
- We may borrow funds to make investments, which may increase the volatility of our investments and may increase the risks of investing in our securities.
- We have limited operating history and are subject to the business risks and uncertainties associated with any new business.
- This is a "best efforts" offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make.
- FSIC III is a long-term investment for persons of adequate financial means who have no need for liquidity in their investment. To invest in us, an investor must have either (i) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth of at least $250,000. Some states impose higher suitability standards. Please consult the prospectus for a detailed description of the suitability standards imposed on investors, including heightened standards required by certain states.
- Our distributions to stockholders may be funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees that are subject to repayment to our affiliate, Franklin Square Holdings, L.P., or Franklin Square Holdings. Significant portions of these distributions may not be based on our investment performance and such waivers and reimbursements by Franklin Square Holdings may not continue in the future. If Franklin Square Holdings were not to reimburse certain of our expenses, including through the waiver of certain of its advisory fees, significant portions of these distributions may come from offering proceeds or borrowings. The repayment of any amount owed to Franklin Square Holdings will reduce the future distributions to which you would otherwise be entitled.

FS^2 Capital Partners, LLC (FS^2 Capital), the dealer manager for the public offering, is an affiliate of the investment adviser and serves or has served as the dealer manager for the public offerings of shares by other entities sponsored by Franklin Square Capital Partners. These relationships may create conflicts in connection with FS^2 Capital's due diligence obligations under the federal securities laws. FS^2 Capital is entitled to compensation in connection with this offering, including receiving selling commissions (which are generally re-allowed to selling broker dealers) and a dealer manager fee based on the gross offering proceeds of shares sold in the offering. FS^2 Capital may also be reimbursed for accountable due diligence expenses based on the gross offering proceeds of shares sold in the offering. In addition, the investment adviser and its affiliates may face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner.

Investing in FSIC III is considered speculative and involves a high level of risk, including the risk of a substantial loss of investment. Please see the Risk Factors here and in FSIC III's prospectus as supplemented and amended, to read about the risks that an investor should consider before buying FSIC III's shares.

FS² CAPITAL PARTNERS
MEMBER FINRA/SIPC

FS^2 Capital Partners, LLC | 2929 Arch Street, Suite 675 | Philadelphia, PA 19104
877-372-9880 | www.fs2cap.com | Member FINRA/SIPC

www.FSInvestmentCorpIII.com

FS^2 Capital Partners, LLC (FS^2 Capital), the dealer manager for the public offering, is an affiliate of the investment adviser and serves or has served as the dealer manager for the public offerings of shares by other entities sponsored by Franklin Square Capital Partners. These relationships may create conflicts in connection with FS^2 Capital's due diligence obligations under the federal securities laws. FS^2 Capital is entitled to compensation in connection with this offering, including receiving selling commissions (which are generally re-allowed to selling broker dealers) and a dealer manager fee based on the gross offering proceeds of shares sold in the offering. FS^2 Capital may also be reimbursed for accountable due diligence expenses based on the gross offering proceeds of shares sold in the offering. In addition, the investment adviser and its affiliates may face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner.